UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145	95-4160558
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 16, 2006, Lyondell Chemical Company (“Lyondell”) filed a Current Report on Form 8-K to report Lyondell’s acquisition of CITGO Petroleum Corporation’s 41.25% interest in LYONDELL-CITGO Refining LP, effective as of July 31, 2006, pursuant to a Sale and Purchase Agreement between the parties that was executed on August 16, 2006. Lyondell is filing this Current Report on Form 8-K/A to file under Item 9.01(c) agreements related to the acquisition, which were listed under Item 2.01 of Lyondell’s Current Report on Form 8-K dated August 16, 2006. Except for the filing of the exhibits under Item 9.01(c), the Current Report on Form 8-K filed on August 16, 2006 is not being amended or updated in any manner.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

4.6		Credit Agreement dated as of August 16, 2006 by and among Lyondell Chemical Company, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P.Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger and the Lenders party thereto

4.9	(c)	Fourth Supplemental Indenture dated as of August 16, 2006 to the Indenture among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of May 17, 1999, for 9 5/8% Senior Secured Notes, Series A, due 2007

4.10	(b)	Fourth Supplemental Indenture dated as of August 16, 2006 to the Indenture among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of May 17, 1999, for 10 7/8% Senior Subordinated Notes due 2009

4.12	(c)	Third Supplemental Indenture dated as of August 16, 2006 to the Indenture among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of December 4, 2001, for 9 1/2% Senior Secured Notes due 2008

4.13	(b)	Second Supplemental Indenture dated as of August 16, 2006 to the Indenture among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of July 2, 2002, for 11 1/8% Senior Secured Notes due 2012

4.17	(b)	Second Supplemental Indenture dated as of August 16, 2006 among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of May 20, 2003, for 10 1/2% Senior Secured Notes due 2013

10.22	(b)	Second Amendment to LCR’s Partnership Agreement dated July 31, 2006

10.22	(c)	Third Amendment to LCR’s Partnership Agreement dated August 1, 2006

10.24		Crude Oil Sales Agreement dated August 1, 2006 by and between PDVSA Petróleo S.A. and LYONDELL-CITGO Refining LP (portions of this document have been omitted pursuant to a request for confidential treatment and filed with the SEC)

99.2		Sale and Purchase Agreement dated July 31, 2006 between CITGO Petroleum Corporation and Lyondell Chemical Company

99.3		Partnership Interest Transfer Agreement dated July 31, 2006 by and among CITGO Refining Investment Company, CITGO Gulf Coast Refining, Inc., Lyondell Houston Refinery A Inc., Lyondell Houston Refinery Inc., Lyondell Refining Partners LP and Lyondell Refining Company LP

99.4		Crude Supply Termination Agreement effective as of August 1, 2006 by and between LYONDELL-CITGO Refining LP, PDVSA-Petróleo, S.A. and Petróleos de Venezuela, S.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:	/s/ Kerry A. Galvin
Name:	Kerry A. Galvin
Title:	Senior Vice President and General Counsel

Date: August 18, 2006

INDEX TO EXHIBITS

Exhibit Number		Description

4.6		Credit Agreement dated as of August 16, 2006 by and among Lyondell Chemical Company, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P.Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger and the Lenders party thereto

4.9	(c)	Fourth Supplemental Indenture dated as of August 16, 2006 to the Indenture among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of May 17, 1999, for 9 5/8% Senior Secured Notes, Series A, due 2007

4.10	(b)	Fourth Supplemental Indenture dated as of August 16, 2006 to the Indenture among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of May 17, 1999, for 10 7/8% Senior Subordinated Notes due 2009

4.12	(c)	Third Supplemental Indenture dated as of August 16, 2006 to the Indenture among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of December 4, 2001, for 9 1/2% Senior Secured Notes due 2008

4.13	(b)	Second Supplemental Indenture dated as of August 16, 2006 to the Indenture among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of July 2, 2002, for 11 1/8% Senior Secured Notes due 2012

4.17	(b)	Second Supplemental Indenture dated as of August 16, 2006 among Lyondell Chemical Company, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of May 20, 2003, for 10 1/2% Senior Secured Notes due 2013

10.22	(b)	Second Amendment to LCR’s Partnership Agreement dated July 31, 2006

10.22	(c)	Third Amendment to LCR’s Partnership Agreement dated August 1, 2006

10.24		Crude Oil Sales Agreement dated August 1, 2006 by and between PDVSA Petróleo S.A. and LYONDELL-CITGO Refining LP (portions of this document have been omitted pursuant to a request for confidential treatment and filed with the SEC)

99.2		Sale and Purchase Agreement dated July 31, 2006 between CITGO Petroleum Corporation and Lyondell Chemical Company

99.3		Partnership Interest Transfer Agreement dated July 31, 2006 by and among CITGO Refining Investment Company, CITGO Gulf Coast Refining, Inc., Lyondell Houston Refinery A Inc., Lyondell Houston Refinery Inc., Lyondell Refining Partners LP and Lyondell Refining Company LP

99.4	Crude Supply Termination Agreement effective as of August 1, 2006 by and between LYONDELL-CITGO Refining LP, PDVSA-Petróleo, S.A. and Petróleos de Venezuela, S.A.